POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/Edward Cameron

Edward Cameron

Witness:/s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/Jon S. Fossel

Jon S. Fossel

Witness: /s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/Sam Freedman

Sam Freedman

Witness::/s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/Richard F. Grabish

 Richard F. Grabish

Witness:/s/Randy G. Legg

             Randy G. Legg,

            Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/Beverly L. Hamilton

Beverly L. Hamilton

Witness: /s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/Victoria J. Herget

Victoria J. Herget

Witness: /s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/Robert J. Malone

Robert J. Malone

Witness: /s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/F. William Marshall, Jr.

F. William Marshall, Jr.

Witness: /s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/Karen L. Stuckey

Karen L. Stuckey

Witness: /s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/James D. Vaughn

James D. Vaughn

Witness: /s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/William F. Glavin, Jr.

William F. Glavin, Jr.

Witness::/s/Randy G. Legg

Randy G. Legg,

Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Taylor V. Edwards, Amee Kantesaria, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director/Trustee and/or Officer of Oppenheimer Capital Income Fund, Oppenheimer Cash Reserves, Oppenheimer Commodity Strategy Total Return Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Diversified Commodity Strategies Fund. Oppenheimer Emerging Markets Debt Fund, Oppenheimer Equity Fund, Oppenheimer Global Strategic Income Fund, Oppenheimer High Yield Opportunities Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Fund, Oppenheimer Main Street Select Fund, Oppenheimer Main Street Small Cap Fund, Oppenheimer Main Street Small- & Mid- Cap Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Master Loan Fund, LLC, Oppenheimer Senior Floating Rate Fund, Oppenheimer Short Duration Fund, Oppenheimer SteelPath Master MLP Fund, LLC, Oppenheimer SteelPath MLP Funds Trust, Oppenheimer Variable Account Funds and Panorama Series Fund (the “Funds”), to sign on my behalf any and all Registration Statements (including any post-effective amendments to Registration Statements and registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and the rules thereunder as applicable, and any amendments and supplements thereto, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2013

/s/Brian W. Wixted

Brian W. Wixted

Witness: /s/Randy G. Legg

Randy G. Legg,

Assistant Secretary